EXHIBIT 10.4
                                                                   EXHIBIT D


                            SUBSIDIARY GUARANTY


         GUARANTY, dated as of February 23, 1999 (as amended, supplemented, restated or otherwise modified from time to time, this "GUARANTY"), made by each of the Persons (such capitalized term, and all other capitalized terms used in these recitals without definition, to have the meanings assigned to such terms in Article I) identified on the signature page hereof (herein individually referred to as a "GUARANTOR" and collective as the "GUARANTORS"), in favor of each of the Purchasers (as defined below).

                           W I T N E S S E T H:

         WHEREAS, USN Communications, Inc., a Delaware corporation (the "COMPANY"), has entered into the Note Purchase Agreement, dated as of the date hereof (as it may be amended, restated or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENT"), with the purchasers listed on Annex I thereto (collectively, together with their respective successors, transferees and assigns, the "PURCHASERS");

         WHEREAS, each Guarantor is a Subsidiary of the Company;

         WHEREAS, as a condition precedent to the purchase of the Notes under the Note Purchase Agreement, each Guarantor is required to execute and deliver this Guaranty; and

         WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty and will receive direct and indirect benefits by reason of the sale of the Notes by the Company to the Purchasers;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Purchasers to purchase the Notes pursuant to the Note Purchase Agreement, each Guarantor hereby agrees with the Purchasers as follows:



                                 ARTICLE 1

                                DEFINITIONS

         SECTION 1.1. CERTAIN TERMS. The following terms when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "COMPANY" is defined in the first recital.

         "GUARANTEED OBLIGATIONS" is defined in Section 2.1.

         "GUARANTOR" and "GUARANTORS" is defined in the preamble.

         "GUARANTY" is defined in the preamble.

         "NOTE PURCHASE AGREEMENT" is defined in the first recital.

         "PURCHASERS" is defined in the first recital.

         SECTION 1.2. NOTE PURCHASE AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Note Purchase Agreement.


                                 ARTICLE 2

                                 GUARANTY

         SECTION 2.1. GUARANTY. Each Guarantor hereby jointly and severally unconditionally and irrevocably guarantees the full and prompt payment when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, all amounts which would have become due but for the operation of the automatic stay under Section 362(a) of the Federal Bankruptcy Code, 11 U.S.C. 362(a)), of the following (collectively, the "GUARANTEED OBLIGATIONS"),

                  (a) all Obligations of the Company to each Purchaser now or hereafter existing under the Note Purchase Agreement and each other Note Document (including this Guaranty), whether for principal, interest, fees, expenses or otherwise; and

                  (b) any and all costs and expenses (including reasonable fees and expenses of legal counsel) incurred by each Purchaser in enforcing any of its rights under this Guaranty.

         This Guaranty constitutes a guaranty of payment when due and not merely of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Purchaser exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Company, any other Guarantor or any Collateral before or as a condition to the obligations of such Guarantor hereunder.

         SECTION 2.2. GUARANTY ABSOLUTE. This Guaranty is a continuing, absolute, unconditional and irrevocable guarantee of payment and shall remain in full force and effect until all the Guaranteed Obligations have been indefeasibly paid in full in cash. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the agreement under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Purchaser with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity, legality or enforceability of the Note Purchase Agreement, the Notes, any other Note Document or any other agreement or instrument relating to any thereof;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any compromise, renewal, extension, acceleration or release with respect thereto, or any other amendment or waiver of or any consent to departure from the Note Purchase Agreement, the Notes or any other Note Document;

                  (c) any addition, exchange, release, impairment or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                  (d)  the failure of any Purchaser

                           (i) to assert any claim or demand or to enforce
                  any right or remedy against the Company, any Guarantor or any other Person (including any other guarantor) under the provisions of the Note Purchase Agreement, any Note, any other Note Document or otherwise, or

                           (ii) to exercise any right or remedy against any
                  other guarantor of, or collateral securing, any of the Guaranteed Obligations;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Note Purchase Agreement, any Note or any other Note Document;

                  (f) any defense, set-off or counterclaim which may at any time be available to or be asserted by the Company or any Guarantor against any Purchaser;

                  (g) any reduction, limitation, impairment or termination of the Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Guaranteed Obligations or otherwise; or

                  (h) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Company or any Guarantor.

         SECTION 2.3. REINSTATEMENT, ETC. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Purchaser, upon the insolvency, bankruptcy or reorganization of the Company, any other Guarantor or otherwise, all as though such payment had not been made.

         SECTION 2.4. WAIVER. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Purchaser protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Company, any other Guarantor or any other Person (including any other guarantor) or any collateral securing the Guaranteed Obligations.

         SECTION 2.5. WAIVER OF SUBROGATION. Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company or any other Guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty or any other Note Document, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of any Purchaser against the Company or any other Guarantor or any collateral which any Purchaser now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Company or any other Guarantor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights, until such time as the Guaranteed Obligations shall have been indefeasibly paid in full in cash. If any amount shall be paid to any Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for, the Purchasers, and shall forthwith be paid to the Purchasers to be credited and applied against the Guaranteed Obligations, whether matured or unmatured. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Note Purchase Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

         SECTION 2.6. SUCCESSORS, TRANSFEREES AND ASSIGNS; TRANSFERS OF NOTES, ETC. This Guaranty shall:

                  (a) be binding upon each Guarantor and its successors, transferees and assigns; and

                  (b) inure to the benefit of and be enforceable by the Purchasers.

Without limiting the generality of clause (b), any Purchaser may assign or otherwise transfer (in whole or in part) any Note held by it to any other Person, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Purchaser under any Note Document (including this Guaranty) or otherwise.

                                 ARTICLE 3

                       REPRESENTATIONS AND COVENANTS

         SECTION 3.1. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants to the Purchasers as follows:

                  (a) such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has full corporate power and authority to enter into this Guaranty and the other Note Documents to which it is a party and to carry out the transactions contemplated hereby and thereby;

                  (b) the execution and delivery by such Guarantor of this Guaranty and the other Note Documents to which it is a party and the consummation by such Guarantor of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action of such Guarantor. This Guaranty and such other Note Documents to which such Guarantor is a party have each been duly executed and delivered by such Guarantor and each constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the rights of creditors generally and subject to the effects of general principles of equity (regardless of whether considered in a proceeding in law or equity); and

                  (c) the execution and delivery of this Guaranty and the other Note Documents to which such Guarantor is a party and the consummation by such Guarantor of the transactions contemplated hereby do not (i) contravene or result in a default under such Guarantor's articles of incorporation or bylaws (or comparable organizational documents), (ii) contravene or result in a default under any contractual restriction, law or governmental regulation or court decree or order binding on such Guarantor, (iii) require any filings, consents or authorizations which have not been duly obtained or (iv) result in the creation or imposition of any Lien on such Guarantor's properties (other than in favor of the Purchasers).

         SECTION 3.2. COVENANTS. Each Guarantor agrees to comply with all the covenants contained in the Note Purchase Agreement and the other Note Documents that are applicable to it.

                                 ARTICLE 4

                               MISCELLANEOUS

         SECTION 4.1. NOTE DOCUMENT. This Guaranty is a Note Document executed pursuant to the Note Purchase Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 4.2. BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. In addition to, and not in limitation of, Section 2.6, this Guaranty shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Purchasers and their respective successors, transferees and assigns; provided, however, that no Guarantor may assign any of its obligations hereunder without the prior written consent of each Purchaser.

         SECTION 4.3. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by each Purchaser and, if required, approved by the Bankruptcy Court and, in the case of any such amendment, each Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 4.4. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing or by facsimile transmission and, if to any Guarantor, mailed, given by facsimile transmission or delivered to it care of the Company at the address provided for in the Note Purchase Agreement and as otherwise provided in the Interim DIP Order, and if to the Purchasers, mailed, given by facsimile transmission or delivered to it, at the address provided for in the Note Purchase Agreement, or as to any such party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given three Business Days after posting; any notice sent by prepaid overnight express mail shall be deemed delivered on the next following Business Day; and any notice, if transmitted by facsimile transmission or delivery, shall be deemed given upon electronic confirmation of transmission by the sender thereof.

         SECTION 4.5. NO WAIVER; REMEDIES. No failure on the part of any Purchaser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. Each Purchaser shall have all remedies available at law or equity, including without limitation, the remedy of specific performance for any breach of any provision hereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or equity.

         SECTION 4.6. RIGHT TO SET-OFF. Upon the occurrence and during the continuance of any Event of Default, each Purchaser is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Purchaser to or for the credit or the account of any Guarantor against any and all of the Guaranteed Obligations of such Guarantor now or hereafter existing under this Guaranty, irrespective of whether such Purchaser shall have made any demand under this Guaranty. Each Purchaser agrees promptly to notify the Company after any such set-off and application made by such Purchaser, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Purchaser under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Purchasers may have.

         SECTION 4.7. SEVERABILITY. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty or affecting the validity or enforceability of such provisions in any other jurisdiction.

         SECTION 4.8. COUNTERPARTS. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same agreement.

         SECTION 4.9. GOVERNING LAW; ENTIRE AGREEMENT. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER NOTE DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PURCHASERS ENTERING INTO THE NOTE PURCHASE AGREEMENT AND EACH SUCH OTHER NOTE DOCUMENT.

         SECTION 4.10. WAIVER OF JURY TRIAL. EACH GUARANTOR AND PURCHASER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE PURCHASERS OR ANY GUARANTOR. THIS GUARANTY AND THE OTHER NOTE DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 4.11. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PURCHASER OR ANY GUARANTOR SHALL BE BROUGHT AND MAINTAINED IN THE FEDERAL AND STATE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK, NEW YORK. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

         SECTION 4.12. WAIVER OF CERTAIN CLAIMS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, NO GUARANTOR SHALL ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST EACH PURCHASER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS GUARANTY OR ANY INSTRUMENT CONTEMPLATED HEREBY.



         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        USN COMMUNICATIONS, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        USN Communications, Inc.
                                        10 South Riverside Plaza - Suite 2000
                                        Chicago, Illinois 60606
                                        Phone: 312/906-3600
                                        Fax: 312/559-8388


                                        U.S. NETWORK CORPORATION

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        FONENET/OHIO, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        USN COMMUNICATIONS MIDWEST, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        USN COMMUNICATIONS NORTHEAST, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        QUEST UNITED, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        USN COMMUNICATIONS LONG DISTANCE, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        USN SOLUTIONS, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        USN COMMUNICATIONS ATLANTIC, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        USN COMMUNICATIONS VIRGINIA, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        USN COMMUNICATIONS SOUTHWEST, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        USN COMMUNICATIONS MAINE, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        USN WIRELESS, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        CONNECTICUT TELEPHONE & COMMUNICATION
                                        SYSTEMS, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        CONNECTICUT MOBILECOM, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        USN WIRELESS OF RHODE ISLAND, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        USN WIRELESS OF MASSACHUSETTS, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:

                                        USN COMMUNICATIONS WEST, INC.

                                        By: /s/ Ronald W. Gavillet
                                           __________________________________
                                        Name:  Ronald W. Gavillet
                                        Title:



Acknowledged and Accepted:

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.


By: /s/ Lisa Ann O'Donnell
   _______________________________
   Name:  Lisa Ann O'Donnell
   Title: V.P. MLAM, Authorized
          Signatory


CORCOMM LIMITED


By: /s/ Richard J. Lubasch
   _______________________________
   Name:  Richard J. Lubasch
   Title: